================================================================================

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CAPSTEAD MORTGAGE CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

   (1)  Amount previously paid:

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   (2)  Form, Schedule or Registration Statement No:

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   (3)  Filing party:

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   (4)  Date Filed:

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


                                   CAPSTEAD

           ---------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 27, 1999

           ---------------------------------------------------------



To the Stockholders of CAPSTEAD MORTGAGE CORPORATION:


         The Annual Meeting of Stockholders of Capstead Mortgage Corporation, a Maryland corporation (the "Company"), will be held at Cityplace Center East, 2711 North Haskell Avenue, Dallas, Texas on Thursday, May 27, 1999 beginning at 9:00 a.m. for the following purposes:

      (i) To elect six directors to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified and

      (ii) To transact any other business that may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 12, 1999 will be entitled to notice of and to vote at the meeting. It is important that your shares be represented at the meeting regardless of the size of your holdings. Even if you plan to attend the meeting, please complete and return your proxy card as promptly as possible. You may, of course, revoke your proxy if you attend the meeting and choose to vote in person.

                                      By order of the Board of Directors,



                                                   /s/ ANDREW F. JACOBS

                                                       ANDREW F. JACOBS
                                                              Secretary





2711 North Haskell Avenue, Suite 900
Dallas, Texas  75204-2915
April 7, 1999

                         CAPSTEAD MORTGAGE CORPORATION
                      2711 North Haskell Avenue, Suite 900
                            Dallas, Texas 75204-2915

          ----------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 27, 1999
          ----------------------------------------------------------

                                PROXY STATEMENT

         This Proxy Statement, together with the enclosed proxy, is solicited by and on behalf of the Board of Directors of Capstead Mortgage Corporation, a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 27, 1999 (the "Annual Meeting"). This Proxy Statement and accompanying proxy will first be mailed to stockholders on or about April 7, 1999.

         At the Annual Meeting, action will be taken to elect six directors to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.


SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of the Company. The expense of soliciting proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company. In addition to solicitation by mail, officers of the Company may solicit proxies from stockholders by telephone, facsimile or personal interview. Such persons will receive no compensation for such services. The Company also intends to request persons holding Common Stock in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such persons for their expense in so doing. The Company will also use the services of the proxy solicitation firm of Corporate Investor Communications, Inc. to assist in the solicitation of its proxies. For such services the Company will pay a fee that is not expected to exceed $5,000 plus out-of-pocket expenses.

         Stockholders are urged to sign the accompanying form of proxy solicited on behalf of the Board of Directors of the Company and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the year ended December 31, 1998, return it in the envelope provided for that purpose. Valid proxies will be voted at the Annual Meeting and at any adjournment or adjournments thereof in the manner specified therein.

VOTING

         The accompanying proxy card is designed to permit each stockholder of record at the close of business on March 12, 1999 to vote in the election of directors. The proxy card provides space for a stockholder to vote in favor of or to withhold voting for any or all nominees for the Board of Directors if the stockholder chooses to do so. With respect to the election of directors at the Annual Meeting, each share of the Company's outstanding shares of Common Stock, $0.01 par value (the "Common Stock"), may be voted for up to six individuals. To be elected, each nominee must receive a majority of all votes cast at the meeting with respect to such position as director.

         For purposes of determining the number of votes cast with respect to any other voting matter that may properly come before the meeting (except as noted herein), all votes cast for or against and abstentions are included. Abstentions will have the same legal effect as a vote against a proposal. Broker nonvotes, if any, will be treated as not present and not entitled to vote for a proposal.

         The holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be counted as shares that are present and entitled to vote for the purpose of determining whether a quorum is present at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Stockholders are urged to sign the accompanying form of proxy and return it promptly.

         When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented are voted by the Proxies designated on the proxy card in accordance with the stockholder's instructions to the tabulator. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the three designated Proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and to vote at the Annual Meeting. Proxy cards so marked should not be mailed directly to the Company.

         If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted for the election of all of the nominees for director. Valid proxies will be voted at the Annual Meeting and at any adjournment in the manner specified.

RIGHT TO REVOKE PROXY


         Any stockholder who has returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and delivering to the Secretary of the Company prior to the Annual Meeting a later dated proxy, voting by ballot at the meeting, or filing with the Inspectors of Election an instrument of revocation at the meeting.

VOTING SECURITIES

         The only outstanding voting equity securities of the Company are its shares of Common Stock. Each share of Common Stock entitles the holder to one vote. As of March 12, 1999, there were 59,866,520 shares of Common Stock outstanding and entitled to vote. Only stockholders of record at the close of business on March 12, 1999 are entitled to vote at the Annual Meeting or any adjournment thereof.

                             ELECTION OF DIRECTORS

         One of the purposes of the Annual Meeting is to elect directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified. Set forth below are the names, principal occupations, committee memberships, ages, beneficial ownership of the Company's Common Stock as of March 12, 1999, directorships held with other public companies, and other biographical data for the nominees for election as well as the year each nominee was first elected as a director of the Company. If any nominee should become unable to stand for election as a director--an event that the Board of Directors does not presently expect--the proxy will be voted for a replacement nominee if one is designated by the Board of Directors.

                        --------------------------------
                             Nominees for Director
                        --------------------------------

-----------------------------------------------------------------------------------------------------------------------------
BEVIS LONGSTRETH                                                  Mr. Longstreth retired in 1998 from the New York law
Of Counsel,                                                       firm of Debevoise & Plimpton where he had been a
Debevoise & Plimpton                                              partner since 1970. He is currently an Adjunct
                                                                  Professor of Law at Columbia  University  School of Law.
                                                                  He  served  as   Commissioner   of  the  Securities  and
 Member:  Audit and Compensation Committees                       Exchange  Commission  from 1981 to 1984.  He is a member
                                                                  of  the  Board  of  AMVESCAP  plc  and  of  the  College
                                                                  Retirement  Equities  Fund and serves as Chairman of the
 Director since 1994                                              Finance  Committee  of the  Rockefeller  Family Fund and
 Shares beneficially owned                 48,703                 Chairman  of the  Investment  Committee  of  The  Nathan
 Age 65                                                           Cummings Foundation.

-----------------------------------------------------------------------------------------------------------------------------

 PAUL M. LOW                                                      Mr. Low  has been Chief  Executive  Officer of  Laureate
 Chief Executive Officer,                                         Inc., a  privately-held  software  company,  since 1998.
 Laureate Inc.                                                    He was the  founder of and was  Chairman of the Board of
                                                                  New America  Financial  L.P., a mortgage  banking  firm,
                                                                  from 1992 to 1994,  when he  retired.  He was  President
 Chairman:  Executive and Nominating Committees                   of Lomas  Mortgage USA  ("LMUSA")  from July 1987 to his
                                                                  retirement   in  December   1990,   serving  in  various
                                                                  executive  positions with LMUSA for more than five years
 Director since November 1990;                                    prior to 1987.  Mr. Low served as Senior  Executive Vice
 and April 1985 to March 1990                                     President  of the  Company  from  April  1985 to January
 Shares beneficially owned                 83,264                 1988.
 Age 68

-----------------------------------------------------------------------------------------------------------------------------

RONN K. LYTLE                                                    Mr. Lytle has been Chairman and Chief  Executive  Officer
Chairman of the Board,                                           of the Company  since August 1992 and President and Chief
Chief Executive Officer and                                      Operating  Officer since January 1989. Prior thereto,  he
President,                                                       served in various  positions  with the Company  since its
Capstead Mortgage Corporation                                    inception in 1985.  Mr. Lytle  also served as a director,
                                                                 Chairman  and  Chief  Executive  Officer  of Tyler  Cabot
                                                                 Mortgage  Securities  Fund,  Inc.  ("Tyler  Cabot")  from
Member:  Executive and Nominating Committees                     March 1992 until its merger  into the Company in December
                                                                 1992;   and,   prior   thereto,    from   Tyler   Cabot's
Director since 1988                                              organization  in  August  1988  until  March  1992,  as a
Shares beneficially owned                  1,201,064             director, President and Chief Operating Officer.
Age 58
-----------------------------------------------------------------------------------------------------------------------------

                        --------------------------------
                             Nominees for Director
                        --------------------------------


-----------------------------------------------------------------------------------------------------------------------------
HARRIET E. MIERS                                                     Ms.  Miers has  served as  Co-Managing  Partner  of the
Co-Managing Partner,                                                 Dallas  law firm of  Locke  Liddell  & Sapp  LLP  since
Locke Liddell & Sapp LLP                                             January  1999;  prior  thereto,  as  President  of  the
                                                                     Dallas law firm of Locke Purnell Rain Harrell from March
                                                                     1996 to January 1999 and had been a shareholder in the
                                                                     firm since 1978. She served as a member of the Dallas
Chair:  Audit Committee                                              City Council from 1989 to 1991 and  President of the
Member:  Nominating Committee                                        State Bar of Texas from 1992 to 1993.  Ms. Miers is
                                                                     also Chair of the Texas Lottery  Commission  and serves
                                                                     on  the  Executive  Board  of  the  Southern  Methodist
Director since 1993                                                  University Law School.
Shares beneficially owned                     40,370
Age 53

-----------------------------------------------------------------------------------------------------------------------------

WILLIAM R. SMITH                                                     Mr. Smith  has  been   Chairman  and  Chief   Executive
Chairman of the Board and                                            Officer of Smith  Capital  Management,  Inc.,  an asset
Chief Executive Officer,                                             management  firm,  for  more  than  the  previous  five
Smith Capital Management, Inc.                                       years.  He is on the Finance  Committee of the Winthrop
                                                                     Rockefeller  Foundation,  the  Investment  Committee of
                                                                     the  Navigators  and is  director  and  Chairman of the
Chairman:  Compensation Committee                                    Investment Committee of the New Horizons Foundation.
Member:  Audit Committee

Director since 1993
Shares beneficially owned                     68,120
Age 59

-----------------------------------------------------------------------------------------------------------------------------

JOHN C. TOLLESON
Chief Executive Officer,                                             Mr. Tolleson  is the  Chief  Executive  Officer  of The
The Tolleson Group                                                   Tolleson  Group,  a  Dallas-based   private  investment
                                                                     firm, and a General Partner in Arena Capital  Partners,
                                                                     LLC, a private  equity fund. He is former  Chairman and
                                                                     Chief  Executive  Officer of First USA, Inc.,  which he
Member:  Compensation and Executive Committees                       founded  in  1985.  He is also a  director  of Banc One
                                                                     Corporation,  First  National  Bank of Chicago,  Haggar
                                                                     Corporation,  Paymentech,  Inc.  and Viad  Corporation.
Director since 1994                                                  Mr. Tolleson  also serves on the Executive Board of the
Shares beneficially owned                     25,982                 Edwin L. Cox School of Business  at Southern  Methodist
Age 50                                                               University.

-----------------------------------------------------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

         During the year ended December 31, 1998, the Board of Directors held four regular meetings and eight special meetings. No director attended fewer than 90 percent of all meetings of the Board and the committees on which such director served.

         Directors who are not employees of the Company or its subsidiaries receive compensation at the rate of $40,000 annually and fees of $1,250 per meeting of the directors or of a committee attended and $500 for participation in telephonic meetings to declare dividends. In addition, directors are reimbursed for their expenses related to attending Board or committee meetings.

         In accordance with the terms of the 1990 Directors' Stock Option Plan (the "Directors Plan"), each nonemployee director was, on each of January 1, 1998 and 1999, automatically awarded options (which were immediately exercisable) to purchase 2,250 shares of Common Stock at an exercise price equal to the market price of the Common Stock on date of grant, and on January 1, 1998 Dividend Equivalent Rights ("DERs") entitling them to receive additional shares of Common Stock at no cost upon exercise of outstanding options. No DERs were earned during 1998. Directors who are not employees of the Company do not receive any other salaries, fees, commissions or bonuses from the Company, nor do they receive any separate compensation from any of the Company's affiliates for their services as directors of the Company or committees of the Board.



COMMITTEES OF THE BOARD



         The Board has established standing committees to assist it in the discharge of its responsibilities. The principal responsibilities of each committee are described in the succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board of Directors, usually at its next meeting. Respective memberships on the various standing committees are identified in the "Election of Directors" section of this Proxy Statement.

         The Audit Committee, composed of three nonemployee directors, met once during 1998. The functions of the Committee include reviewing with management and the independent auditors the annual results of operations, the accounting and reporting policies and the adequacy of internal controls. The Committee also recommends to the Board the independent auditors to serve for the following year, approves the type and scope of services to be performed by the auditors and reviews the related costs.

         The Compensation Committee, composed of three nonemployee directors, met eight times during 1998. The Board has delegated to this committee the review of the overall compensation philosophy and compensation structure to determine its appropriateness; to review and approve the compensation arrangements of senior management and the Chief Executive Officer (other than for base salary); to evaluate the performance of the Chief Executive Officer and make recommendations with respect to base salary for the Chief Executive Officer to the full Board of Directors; to review and approve proposed amendments to the benefit plans; to administer short-, intermediate- and long-term incentive plans; and to review the compensation arrangements of the members of the Board.

         The Executive Committee, composed of three directors, did not meet during 1998. During the intervals between meetings of the Board of Directors, the Executive Committee has all of the powers and authority of the Board in the management of the business and affairs of the Company except those powers which by law cannot be delegated by the Board.

         The Nominating Committee, composed of three directors, met once during 1998. It recommends to the Board a slate of directors for election by the stockholders at each annual meeting. Stockholders wishing to recommend candidates for consideration by the Nominating Committee can do so by writing to the Secretary of the Company at its offices in Dallas, Texas. Such recommendation should give the candidate's name, biographical data and qualifications and should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

                               EXECUTIVE OFFICERS

         The following table shows the names and ages of the executive officers of the Company chosen for the year ending December 31, 1999. A description of the business experience of each for at least the past five years follows the table.



             Name                   Age                                         Title
--------------------------------   -------   ----------------------------------------------------------------------------


Ronn K. Lytle...............         58      Chairman, Chief Executive Officer and President

Andrew F. Jacobs............         39      Executive Vice President--Finance, Treasurer and Secretary

Phillip A. Reinsch..........         38      Senior Vice President--Control

Robert R. Spears, Jr........         37      Senior Vice President--Asset and Liability Management



         For a description of Mr. Lytle's business experience, see the "Election of Directors" section of this Proxy Statement.

         Mr. Jacobs has served as Executive Vice President--Finance, Treasurer and Secretary of the Company since August 1998. From March 1998 to August 1998, he served as Senior Vice President--Asset and Liability Management of the Company. Prior thereto, he was Senior Vice President--Control and Treasurer of the Company from October 1991 to March 1998 and Secretary of the Company from August 1992 to March 1998. From July 1989 to September 1991, he served as Vice President--Control and Treasurer of the Company. Mr. Jacobs has been associated with the Company since 1988. Mr. Jacobs also served as Senior Vice President--Control and Treasurer of Tyler Cabot from October 1991 until its merger into the Company in December 1992 and from February 1989 to September 1991 as Vice President--Control.

         Mr. Reinsch has served as Senior Vice President--Control of the Company since July 1998. From March 1993 to June 1998, he served as Vice President--Control of the Company. Prior thereto, he was employed by Ernst & Young L.L.P. from July 1984 to March 1993, last serving as Audit Senior Manager.

         Mr. Spears has served as Senior Vice President--Asset and Liability Management of the Company since February 1999. From April 1994 to February 1999, he served as Vice President--Asset and Liability Management of the Company. Prior thereto, he was employed by NationsBanc Mortgage Corporation from 1990 to April 1994, last serving as Vice President--Secondary Marketing Manager.

                             EXECUTIVE COMPENSATION

         The Company's direction and policies are established by the Board of Directors and implemented by the Chief Executive Officer. The Summary Compensation Table shows certain compensation information for the Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executives") for services rendered in all capacities during the years ended December 31, 1998, 1997 and 1996.

                                         SUMMARY COMPENSATION TABLE



                                                                     Annual Compensation
                                             -------------------------------------------------------
                                                                           Other          Total
                                                                           Annual         Annual
          Name and                            Salary         Bonus    Compensation(a)  Compensation
     principal position           Year          ($)           ($)           ($)            ($)
-------------------------------  ------      ---------     ---------- --------------- --------------
Ronn K. Lytle..................   1998        622,500              0        167,945        790,445
  Chairman, Chief Executive       1997        620,000        749,500        148,159      1,517,659
  Officer and President           1996        546,000        688,000        130,965      1,364,965

Christopher T. Gilson(d).......   1998        442,500         40,000         86,805        569,305
  President and Chief Executive   1997        365,000        332,000         57,894        754,894
  Officer of Capstead Inc.        1996        330,000        237,500         48,392        615,892


Andrew F. Jacobs...............   1998        247,708        112,000         45,092        404,800
  Executive Vice President--      1997        190,000        176,500         41,095        407,595
  Finance, Treasurer and          1996        168,000        158,500         36,992        363,492
  Secretary

William H. Rudluff(d)..........   1998        200,000         22,000         46,506        268,506
  Executive Vice President--      1997        196,000        169,140         40,859        405,999
  Servicing Administration        1996        174,000        141,500         34,447        349,947
  of Capstead Inc.

Phillip A. Reinsch.............   1998        135,000         42,360         14,170        191,530
  Senior Vice President--         1997           --             --             --             --
  Control                         1996           --             --             --             --



                                            Long-Term
                                           Compensation
                                   -----------------------------
                                   Restricted
                                     Stock                            All Other
          Name and                   Awards            Options       Compensation
     principal position               ($)                 (#)            ($)
-------------------------------    -----------         ---------    --------------
Ronn K. Lytle..................             0           400,000        116,479(b)
  Chairman, Chief Executive         2,445,900(c)        205,107        134,176(b)
  Officer and President               946,520(c)         81,034        124,279(b)

Christopher T. Gilson(d).......             0           200,000         51,844(b)
  President and Chief Executive     1,311,200(c)         95,977         72,416(b)
  Officer of Capstead Inc.            273,155(c)(e)      67,120         59,588(b)


Andrew F. Jacobs..............              0           135,000         17,150(b)
  Executive Vice President--          629,940(c)         63,652         17,255(b)
  Finance, Treasurer and              273,155(c)(e)      64,419         14,130(b)
  Secretary

William H. Rudluff(d).........              0           135,000         26,250(b)
  Executive Vice President--          644,720(c)(e)      62,740         39,962(b)
  Servicing Administration            226,904(c)(e)      52,204         34,920(b)
  of Capstead Inc.

Phillip A. Reinsch............              0            22,000         10,671(b)
  Senior Vice President--                --                --             --
  Control                                --                --             --



  --------------


(a) Includes dividends paid on unvested shares of restricted stock. See footnotes (c) and (e), as applicable. None of the dividends paid were deemed preferential.

(b) Amount includes matching contribution by the Company of 50 percent of a participant's voluntary contribution of up to a maximum of 6 percent of a participant's compensation pursuant to the 401(k) plan adopted October 1993. Amount also includes matching contribution by the Company of a portion of the participant's voluntary contribution to a nonqualified deferred compensation plan adopted July 1994. Additionally, the amount includes a discretionary contribution made to all employees into the qualified and nonqualified plans of 3 percent of a participant's compensation regardless of participation in the above noted plans. All Company contributions are subject to certain vesting requirements.

(c) Amount includes the fair market value at the dates of grant of shares of restricted stock of the Company awarded pursuant to the Company's 1994 Flexible Long-Term Incentive Plan. Each officer is considered the record owner and is entitled to vote the shares and is entitled to receive all dividends and any other distributions declared on the shares. On June 1, 1997, all full-time employees with one year of service as of April 18, 1997, were granted 1,000 shares of restricted stock, which were scheduled to vest 10 percent annually for ten years with initial vesting on June 1, 1998. Amounts also include the fair value of restricted stock issued by the Company pursuant to the restructuring of long-term incentive compensation on January 2, 1998 (see "Restructuring of Long-Term Incentive Compensation"), which was previously reported as a 1997 transaction. The shares were scheduled to vest 20 percent on each February 1, 1999, 2000, 2001, 2002 and 2003, provided the Company attains certain performance goals. Any unvested interest in the shares of restricted stock would revert to the Company in the event the officer or employee left the Company. As a result of the sale of the mortgage banking operations, which constituted a Change in Control according to the terms of the Company's 1994 Flexible Long-Term Incentive Plan, all unvested shares vested in full on December 31, 1998.

(d) Messrs. Gilson and Rudluff resigned as officers of Capstead Inc. to accept positions with the purchaser of the mortgage banking operations when the sale was completed on December 31, 1998.

(e) Amount includes the fair market value at the dates of grant of shares of restricted stock of Capstead Holdings, Inc. awarded pursuant to the Capstead Holdings, Inc. 1997 Restricted Stock Plan (formerly the Capstead Inc. 1994 Restricted Stock Plan). Each officer is considered the record owner of and is entitled to vote the shares and is entitled to receive all dividends and any other distributions declared on the shares. The shares were scheduled to vest over a seven-year period beginning in the year of grant as follows: 10 percent on each of July 1 for four years and 20 percent on each succeeding July 1 for three years. Any unvested interest in the shares would revert to Capstead Holdings, Inc. in the event the officer left the Company for any reason, including death or disability, and Capstead Holdings, Inc. would purchase the vested portion at Capstead Holdings, Inc.'s fair market value. The shares cannot be sold, transferred or otherwise disposed of for any purpose whatsoever other than to the Company. As a result of the sale of the mortgage banking operations, which constituted a Change in Control according to the terms of the Capstead Holdings, Inc. 1997 Restricted Stock Plan, all unvested shares vested in full on December 31, 1998.

OPTION GRANTS

         The table below shows information regarding grants of stock options made to the Named Executives under the Company's 1994 Flexible Long-Term Incentive Plan and 1997 Flexible Long-Term Incentive Plan (the "Flexible Long-Term Incentive Plans") during the fiscal year ended December 31, 1998. The amounts shown for each of the Named Executives as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of 5 percent and 10 percent over the full term of the options from the exercise price.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                              Individual Grants
                         ----------------------------------------------------------
                                                                                     Potential Realizable Value
                                                                                         at Assumed Annual
                            Number of       Percent of                                  Rates of Stock Price
                            Securities     Total Options                            Appreciation for Option Term**
                            Underlying      Granted to    Exercise                  -----------------------------
                             Options       Employees in    Price      Expiration         5%             10%
         Name                Granted*       Fiscal Year    ($/SH)        Date            ($)            ($)
------------------------ ---------------- --------------- ---------  -------------- -------------- --------------
Ronn K. Lytle.........       400,000            22.2       20.00        1-2-08        5,031,157     12,749,940
Christopher T. Gilson.       200,000            11.1       20.00        1-2-08        2,515,578      6,374,970
Andrew F. Jacobs......       135,000             7.5       20.00        1-2-08        1,698,015      4,303,105
William H. Rudluff....       135,000             7.5       20.00        1-2-08        1,698,015      4,303,105
Phillip A. Reinsch....        22,000             1.2       20.00        1-2-08          276,714        701,247

--------------

* Stock options awarded at the fair market value of shares of Common Stock at the date of award and were scheduled to become exercisable one-fourth on each May 1, 1998, 1999, 2000 and 2001. Such options lapse at the earliest of ten years after award, six months after the optionee's termination of employment by reason of resignation, death, disability or retirement, or at the time of the optionee's termination of employment for cause. As a result of the sale of the mortgage banking operations, which constituted a Change of Control according to the terms of the Company's Flexible Long-Term Incentive Plans, all unvested options vested in full on December 31, 1998.

** Based on the price of the Common Stock on March 12, 1999, of $5.0625, the Potential Realizable Value of the options assuming a 5 percent or 10 percent annualized rate of appreciation for the remainder of the term of the option would be zero.


OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

         The following table shows stock option exercises by the Named Executives during 1998 including the net gain realized on the date of exercise. The columns for "Value of Unexercised In-the-Money Options at Fiscal Year End-Exercisable and Unexercisable" have been omitted from the table since the various exercise prices exceed the fair market value of the underlying stock on December 31, 1998, which was $4.125 per share, for both exercisable and unexercisable options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES



                                                                           Number of Securities
                                                                      Underlying Unexercised Options
                                            Shares                           at Fiscal Year End
                                         Acquired on       Value      -------------------------------
               Name                        Exercise      Realized*      Exercisable    Unexercisable
--------------------------------------  -------------   ------------  ---------------  --------------
Ronn K. Lytle ........................        125,000   $    938,038        849,125              0
Christopher T Gilson..................              0              0        515,000              0
Andrew F. Jacobs .....................              0              0        308,000              0
William H. Rudluff ...................         33,296        199,431        272,446              0
Phillip A. Reinsch ...................              0              0         65,936              0

* Represents the difference between the fair market value of securities acquired and the exercise price of the option.

RESTRUCTURING OF LONG-TERM INCENTIVE COMPENSATION

      On January 2, 1998 the Company completed the restructuring of its long-term incentive compensation program for 31 of its key officers. Consistent with the disclosures in the Company's proxy statement last year, the restructuring has been reflected as a 1997 transaction. The restructuring involved the repurchase by the Company of outstanding DERs granted to key officers in exchange for the aggregate cash payment of $10,523,578 and the elimination of the right to receive future DERs in exchange for the grant of 452,627 restricted shares of the Company's Common Stock (the "Restructuring"). For each DER held, participating officers received $23.25 and one restricted share of the Company's Common Stock that were scheduled to vest over five years. No additional compensation expense was necessary to consummate the cash payment portion of the Restructuring as annual compensation accruals for the DER program from 1990 to 1997 were sufficient to fully provide for the repurchase of all outstanding DERs.

      The Company began reviewing DERs as a component of long-term incentive compensation in the summer of 1997 as the annual DER expense accrual began growing at levels previously unanticipated. DERs, which were granted annually based on a formula of total dividends paid during the previous year in excess of a benchmark rate of return, entitled the holder to receive additional shares of Common Stock at no cost to the holder. Accordingly, the Company annually charged to income the value of the DERs granted based on the market price of the Common Stock on the date of grant. During 1997, the Company expensed $4,741,000 for DERs and anticipated an accelerating expense accrual in 1998 and beyond, whereas the Restructuring would limit annual compensation expense accruals over the next five years to $1,811,000 and zero thereafter.

      In October 1997 the Board of Directors, upon receiving an analysis from Ernst & Young LLP comparing the existing long-term incentive compensation program to a proposed program, requested that the Compensation Committee consider alternatives to the current DER program, including its elimination and restructuring. On December 8, 1997, the Compensation Committee of the Board of Directors, upon receiving a final analysis from Ernst & Young LLP and the recommendation from the Company's management, approved the Restructuring. The Compensation Committee believes that the Restructuring is in the best interest of the stockholders. In particular, that the interests of the Company will be better served with other forms of long-term incentive compensation that have less impact on the net income of the Company while still providing nearly equal value in long-term incentive compensation to key officers.

      DERs were first introduced at Capstead in 1990 to enhance the Company's stock option program. As a real estate investment trust, the Company pays out virtually all of its earnings in dividends and thereby is not able to reinvest earnings for future growth. As a result, dividends make up most of the Company's total return to stockholders, whereas price appreciation of the Company's stock makes up a smaller portion of the total return. By awarding grantees DERs for dividends paid above a benchmark return, the previous plan was designed to provide grantees with comparable benefits with those in corporations where stock price appreciation alone is the major determinant of total stockholders return.

         As a result of the sale of the mortgage banking operations, which constituted a Change in Control according to the terms of the Company's Flexible Long-Term Incentive Plans, all unvested shares of restricted common stock issued pursuant to the Restructuring vested in full on December 31, 1998, which resulted in a charge of $8,347,000 to eliminate all deferred compensation related to the Restructuring.


EMPLOYMENT AGREEMENTS

         Mr. Lytle is a party to an Employment Agreement with the Company executed as of August 1, 1992 and initially expiring on December 31, 1995 (the "1992 Employment Agreement"), subject, however, to automatic one year extensions of the then remaining term commencing on December 31, 1992 and on each December 31, thereafter through December 31, 2006 (age 65), unless at least 180 days prior to such December 31, the Company gives notice that it does not wish to extend. Thus, on December 31, 1998, the 1992 Employment Agreement was automatically extended one additional year and will now expire on December 31, 2002. During the term of the 1992 Employment Agreement, Mr. Lytle will serve as Chairman, Chief Executive Officer and President of the Company.

         Mr. Lytle's 1992 Employment Agreement provides for annual increases of at least 6 percent in base salary over the immediately preceding 12-month period. On January 1, 1998 Mr. Lytle's base salary was increased to $650,000 for 1998. Notwithstanding such provision, Mr. Lytle voluntarily reduced his 1998 salary on July 15, 1998, to an annualized rate of $590,000 for the remainder of the year and further recommended that his salary for 1999 be reduced to $520,000. In addition to base salary, Mr. Lytle is entitled to receive incentive compensation as approved by the Compensation Committee.

         The 1992 Employment Agreement will terminate in the event of Mr. Lytle's death and may be terminated by the Company in the event of Mr. Lytle's disability or for Cause (as defined therein). Mr. Lytle may terminate his employment for Good Reason, which includes (i) a defined Change in Control,
(ii) certain changes in Mr. Lytle's duties or compensation, and (iii) action by the Company to prevent the automatic extension of the 1992 Employment Agreement. If Mr. Lytle terminates his employment for Good Reason or if the Company terminates Mr. Lytle's employment in breach of the 1992 Employment Agreement, Mr. Lytle will be entitled to lump-sum severance pay equal to three times the amount of his base salary plus an amount equal to three times the average of the two highest of his three most recent annual incentive compensation payments. The 1992 Employment Agreement also provides for the continuation of all retirement and other benefit programs (or the payment of equivalent benefits) until three years after the date of termination, except in the case of termination for Cause.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Compensation for the executive officers of the Company is administered under the direction of the Compensation Committee of the Board (the "Committee") which currently consists of three independent directors. The Committee approves the compensation arrangements of all executive officers and the Chief Executive Officer (other than for base salary) (together, the "Named Executives") and submits its recommendations with respect to base salary for the Chief Executive Officer to the full Board of Directors.

         The following is the Committee's report in its role as reviewer of the Company's executive pay programs on 1998 compensation practices for the executive officers of the Company. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

EXECUTIVE COMPENSATION PROGRAM PHILOSOPHY

         The philosophy behind the Company's executive compensation programs is to attract, motivate and retain the executives needed in order to maximize the creation of long-term stockholder value. The Committee believes that the uniqueness of the Company's business, its strategic direction and the required caliber of employees needed to execute its strategy require that compensation be determined based on the following factors:

o     Responsibilities within the Company.

o Completion of individual business objectives established prior to the beginning of the year (which objectives may vary greatly from person to person).

o     Business unit and overall Company performance.

o     Amount, form and timing of prior compensation amounts.

o     Contributions toward executing the business strategy of the Company.

o Compensation practices of a self-selected comparison group of six companies, consisting of companies that compete in the Company's primary lines of business and companies of comparable size and scope located in Dallas, Texas.

         The Committee believes that each of the above factors is important when determining compensation levels. No specific weighting or formula regarding such factors is used in determining compensation.

         The Committee considers the following four elements of compensation to be the primary components that constitute an executive's total compensation program: (i) base salaries; (ii) annual incentives; (iii) long-term incentives and (iv) other executive programs and benefits. Each element is described in more detail below.

Base Salaries

         The Chief Executive Officer reviews base salaries annually utilizing the above factors and makes recommendations to the Committee. Any interim modifications to salaries are also based on the above factors and recommendations are made to the Committee.

Annual Incentives

         The Company maintains three annual incentive plans. The Base Incentive Compensation Plan and the Profit Sharing Plan are for all employees. The purpose of these plans is to focus employees on the attainment of superior returns on stockholders' equity on an annual basis. The Incentive Bonus Plan, as approved by the stockholders of the Company, is for Named Executives and its purpose is to retain highly-qualified executives by providing appropriate performance-based incentive awards to align executive and stockholder long-term interests by creating a direct link between executive compensation and the success of the Company. An additional purpose of the Incentive Bonus Plan is to serve as a qualified performance-based compensation program under Section 162(m) of the Code in order to preserve the Company's tax deduction for compensation paid under the Incentive Bonus Plan to the Named Executives.

         The Committee has approved the creation of an incentive pool (the "Incentive Pool") equal to a percentage of net income (the "Participation Percentage") above an 8 percent return on stockholders' equity ("ROE") from which both Base Incentive Compensation and Incentive Bonuses are paid. The Participation Percentage for the Incentive Pool is currently set at 7.5 percent of net income above an 8 percent ROE. In 1998 the maximum pay-out from such Incentive Pool to each Named Executive was based on a predetermined percentage of base salary depending upon the attainment of ROE over a range from 8 percent to 22 percent (the "Predetermined Percentage"), and was subject to a downward adjustment of up to 25 percent at the discretion of the Committee. Incentive bonuses were paid for the first quarter from the Incentive Pool based on earnings projected for the year and no further incentive bonus payments were made in 1998. Any amount remaining in the Incentive Pool after all distributions are made is carried over and may be used to make awards in subsequent years. The Committee has not established a Predetermined Percentage for the Named Executives for 1999.

         The Profit Sharing Plan also creates a profit pool ("Profit Sharing Pool") equal to a percentage of net income above certain levels of ROE. There were no accruals for the Profit Sharing Pool in 1998 and payments made in 1998 were paid from amounts carried forward from previous years and were based only on tenure. Awards do not vary by position. Any amount remaining in the Profit Sharing Pool after all distributions are made is carried over and may be used to make awards in subsequent years. The Chief Executive Officer recommends award levels to the Committee.

Long-Term Incentives

         The Committee believes that the Company's key employees should have an ongoing stake in the long-term success of the business. The Committee also believes that key employees should have a considerable portion of their total compensation paid in the form of stock. This element of the total compensation program is intended to tie the executive's interest to that of the Company's stockholders through the granting of stock options, restricted stock and other incentive-based awards.

         The Chief Executive Officer periodically recommends long-term incentive grants for executive officers to the Committee under the Company's Flexible Long-Term Incentive Plans. The same factors that are used in determining other elements of compensation are used in determining long-term incentive grants. During 1998 the Committee made nonqualified stock option and restricted stock grants to executive officers as well as restricted stock grants to all employees, all of which were subject to certain vesting requirements. The nonqualified stock options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant.

         As a result of the sale of the mortgage banking operations, which constituted a Change of Control according to the terms of the Company's Flexible Long-Term Incentive Plans, all unvested restricted stock grants and unvested stock options vested in full on December 31, 1998.

Sale of Mortgage Banking Operations

         In December 1998, the Compensation Committee approved merit bonuses for those who put in extraordinary efforts with respect to the sale of the mortgage banking operations. These merit bonuses were made to eleven employees for an aggregate total of $148,000.

Restructuring of Long-Term Incentive Compensation

      In December 1997, the Chief Executive Officer recommended, and the Committee approved, the restructuring to the Company's long-term incentive compensation for executive officers of the Company. Consistent with the disclosures in the Company's proxy statement last year, the restructuring has been reflected as a 1997 transaction. The Committee determined that the Company could significantly reduce certain accounting expenses of the Company by (i) canceling outstanding dividend equivalent rights ("DERs"), (ii) eliminating the right to receive future DERs, and (iii) not including the right to DERs in future stock option grants. Accordingly, on January 2, 1998, each executive officer of the Company holding DERs received a cash payment of $23.25 and a grant of one restricted share of the Company's Common Stock for each DER outstanding on January 2, 1998. The restricted stock was scheduled to vest over five years. These changes to existing and future stock options should result in a substantial cost savings for the Company, while still providing nearly equal value in long-term incentive compensation to the executive officers.

      As a result of the sale of the mortgage banking operations, which constituted a Change in Control according to the terms of the Company's Flexible Long-Term Incentive Plans, all unvested shares of restricted common stock issued pursuant to the Restructuring vested in full on December 31, 1998.

Other Executive Programs and Benefits

         The Company maintains employee benefit plans in which all executive officers, including the Chief Executive Officer, participate. The Company sponsors a 401(k) plan and nonqualified deferred compensation plan (together the "Plans") whereby the Company matches employee contributions up to a preset percentage of the participant's compensation. The Company may also make discretionary contributions into the Plans regardless of a participant's participation. The Company believes its Plans are competitive with those of other companies in the Dallas market of comparable size and scope of business.

1998 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

         The same philosophies described above for executive compensation were used by the Committee to set, or in the case of base salary to recommend to the Board, the compensation of Mr. Ronn K. Lytle, Chairman, Chief Executive Officer and President.

Base Salary

         Mr. Lytle's base salary on January 1, 1998 as approved by the Board was $650,000. On July 15, 1998, at the request of Mr. Lytle, the Committee recommended and the Board agreed to reduce his 1998 salary to an annualized rate of $590,000. At the request of Mr. Lytle, the Committee recommended and the Board agreed to further reduce his salary for 1999 to $520,000.

Annual Incentives

         The Company did not meet the performance goals as established by the Committee for determining incentive compensation for Mr. Lytle in 1998. As a result, Mr. Lytle did not receive any incentive compensation for the year ended 1998. A first quarter bonus based on earnings projected for the year was returned by Mr. Lytle to the Company. Mr. Lytle also declined any award under the Profit Sharing Plan. The Committee has not established a Predetermined Percentage performance goal for Mr. Lytle in 1999.

Long-Term Incentives

         The Committee granted Mr. Lytle 400,000 nonqualified stock options (subject to certain vesting requirements) in January 1998. These options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. The Committee believes that this element of the total compensation package will help further tie Mr. Lytle's interest to that of the Company's stockholders.

      Pursuant to the restructuring of long-term incentive compensation as discussed above, Mr. Lytle received the grant of 121,095 shares of restricted stock on January 2, 1998, which was reported as a 1997 transaction in the Company's proxy statement last year.

      As a result of the sale of the mortgage banking operations, which constituted a Change in Control according to the terms of the Company's 1994 Flexible Long-Term Incentive Plan, all 400,000 nonqualified stock options and 121,095 shares of restricted stock vested in full on December 31, 1998.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Code generally precludes a publicly-held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1 million paid to the chief executive officer or any of the four most highly compensated other executive officers. Exceptions are made for, among other things, qualified performance-based compensation. Qualified performance-based compensation means compensation paid solely on account of attainment of objective performance goals, provided that (i) performance goals are established by a compensation committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by a separate stockholder vote prior to payment and (iii) prior to payment, the compensation committee certifies that the performance goals were attained and other material terms were satisfied. The Committee's policy on deductibility is generally to develop compensation plans which provide for the payment of compensation that is tax deductible to the Company, while recognizing that the legitimate interest of the Company and its stockholders may at times be better served by compensation arrangements which are not tax deductible.

         The Company recognizes that the aggregate of Mr. Lytle's base salary, dividends on unvested shares of restricted stock and taxable income from the vesting of his shares of restricted stock do not meet the definition of qualified performance based compensation under Section 162(m) of the Code and will not be tax deductible to the extent it exceeds $1 million, but does not consider the amount to be significant to the Company.

CONCLUSION

         Executive compensation at Capstead is subject to considerable focus by the Committee, the Board of Directors and senior management. The Committee believes that the Company's mix of base salary, short- and long-term incentives and other benefits produces a strong attraction and motivation for its executive officers and helps align their interests with those of the Company's stockholders.

                                                     William R. Smith, Chairman

                                                               Bevis Longstreth

                                                               John C. Tolleson

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, with the cumulative total return of the S&P 500 Stock Index and the Russell 2000 Stock Index for the five years ended December 31, 1998, assuming the investment of $100 on December 31, 1993 and the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                 CAPSTEAD MORTGAGE CORPORATION COMMON STOCK AND
                      S&P 500 AND RUSSELL 2000 STOCK INDEX


                                    [GRAPH]


-------------------------------------------------------------------------------------------------------------
                      12/31/93        12/31/94        12/31/95        12/31/96       12/31/97        12/31/98
-------------------------------------------------------------------------------------------------------------
  Capstead            $100.00         $ 40.85         $104.63         $183.05         $168.98        $ 37.97
-------------------------------------------------------------------------------------------------------------
  S&P 500             $100.00         $101.36         $139.31         $171.21         $228.26        $293.36
-------------------------------------------------------------------------------------------------------------
  Russell 2000        $100.00         $ 96.82         $122.19         $140.23         $169.00        $163.18
-------------------------------------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

SECURITY OWNERSHIP OF MANAGEMENT

         Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of shares of Common Stock as of March 12, 1999 by each director nominee, the executive officers listed in the Summary Compensation Table and by all nominees for director and executive officers as a group.


Title
 of                                                                  Amount and Nature of
Class                 Name of Beneficial Owner                     Beneficial Ownership (a)   Percent of Class*
------     --------------------------------------------------      ------------------------   ------------------
Common     Bevis Longstreth.....................................            48,703(b)                  *
Stock      Paul M. Low..........................................            83,264(c)                  *
           Ronn K. Lytle........................................         1,201,064(d)                  2.0
           Harriet E. Miers.....................................            40,370(e)                  *
           William R. Smith.....................................            68,120                     *
           John C. Tolleson.....................................            25,982                     *

           Christopher T. Gilson(f).............................           595,321                     1.0
           Andrew F. Jacobs.....................................           358,111                     *
           William H. Rudluff(f)................................           351,382                     *
           Phillip A. Reinsch...................................            79,288                     *

           All nominees for Director and  Executive Officers
                 as a group (11 persons)........................         2,930,526                     4.8

-----------------------
*     Denotes less than 1 percent.


(a)      Amounts include shares of Common Stock issuable as follows:

                                                                         Right to Acquire
                                             ------------------------------------------------------------------------
                                                    Series B Preferred Stock
                                             -------------------------------------------------
                                             Number of Shares        Converted to Common Stock    Exercisable Options
                                             ----------------        -------------------------    -------------------
      Bevis Longstreth...........                   -                            -                       25,982
      Paul M. Low................              27,000                       20,349                       11,113
      Ronn K. Lytle..............                   -                            -                      849,125
      Harriet E. Miers...........                   -                            -                       29,440
      William R. Smith...........                   -                            -                       29,440
      John C. Tolleson...........                   -                            -                       25,982

      Christopher T. Gilson(f)...                   -                            -                      515,000
      Andrew F. Jacobs...........                   -                            -                      308,000
      William H. Rudluff(f)......                   -                            -                      272,446
      Phillip A. Reinsch.........                   -                            -                       65,936

      All nominees for Director
         and Executive Officers
         as a group (11 persons).              27,000                       20,349                    2,930,526


(b) Includes 11,569 shares of Common Stock held in a limited partnership of which he and his wife are the general partners and grantor trusts for his children are the limited partners.

(c) Includes 20,679 shares of Common Stock and 1,507 shares of Common Stock that would be received upon conversion of 2,000 shares of the Company's $1.26 Cumulative Convertible Preferred Series B held in trust for Mr. Low's son. Mr. Low is settlor and trustee of this trust and has voting and dispositive power over the shares but expressly disclaims beneficial ownership.

(d) Includes 23,298 shares of Common Stock held in trust for Mr. Lytle's children. Mr. Lytle is settlor and trustee of this trust and has voting and dispositive power over the shares but expressly disclaims beneficial ownership.

(e) Includes 1,125 shares of Common Stock held by Ms. Miers' mother. Ms. Miers' holds her mother's power of attorney but expressly disclaims beneficial ownership.

(f) Messrs. Gilson and Rudluff resigned as officers of Capstead Inc. to accept positions with the purchaser of the mortgage banking operations when the sale was completed on December 31, 1998. As a result, all options will expire on June 30, 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Listed in the following table is certain information with respect to the beneficial ownership of shares of Common Stock as of March 12, 1999 by each person or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, who is known to the management of the Company to be the beneficial owner of more than five percent of the outstanding Common Stock.


      Title of                                                                Amount of Nature of           Percent of
       Class                 Name and Address of Beneficial Owner            Beneficial Ownership*             Class
---------------------     -------------------------------------------    ------------------------------    --------------
    Common Stock          Lehman Brothers Holdings Inc.
                          3 World Financial Center
                          New York, New York  10285................                3,550,345                    5.8

---------------------

   * Based on a statement on Schedule 13G filed with the Securities and Exchange Commission February 16, 1999. Lehman Brothers Holdings Inc. is a parent holding company for Lehman Brothers Inc., a registered broker/dealer, which acquired the securities.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         To the Company's knowledge, based soled on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1998, all Section 16(a) filing requirements were complied with, with the exception of one transaction which was filed by amended Form 4 for Ms. Miers, a director of the Company, and a Form 3 for Mr. Spears, an executive officer of the Company, was filed late.

                              INDEPENDENT AUDITORS

         During the year ended 1998, the Company engaged Ernst & Young LLP to provide it with audit and tax services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission and the Internal Revenue Service, assistance with management's evaluation of internal accounting controls, consultation on financial and tax accounting and reporting matters, and verification procedures as required by collateralized mortgage securities indentures. Representatives of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.



OTHER MATTERS


         Management is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

         Proposals of stockholders intended to be presented at the 2000 annual meeting of stockholders must be received at the Company's principal executive offices no later than November 15, 1999 to be included in the proxy statement and form of proxy for such meeting.

                                           By order of the Board of Directors,




                                                         /s/ ANDREW F. JACOBS

                                                             ANDREW F. JACOBS
                                                                    Secretary
April 7, 1999

[MAP]                    CAPSTEAD MORTGAGE CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                             Thursday, MAY 27, 1999
                                   9:00 a.m.
                             CityPlace Center East
                           2711 North Haskell Avenue
                              Dallas, Texas 75204


Capstead Mortgage Corporation
2711 North Haskell Avenue, Suite 900, Dallas, Texas 75204                 PROXY
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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR ANNUAL
MEETING OF STOCKHOLDERS, MAY 27, 1999.

You are encouraged to specify your choices by marking the appropriate boxes, see reverse for voting instructions, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

The undersigned hereby appoints Ronn K. Lytle, Jill Reed, and Tricia M. Zimmerman, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of stockholders of Capstead Mortgage Corporation to be held at CityPlace Center East, 2711 North Haskell Avenue, Dallas, Texas, on Thursday, May 27, 1999, and at any adjournments thereof, on all matters coming before said meeting.


                      See reverse for voting instructions.

                                                                  COMPANY #
                                                                  CONTROL #

THERE ARE TWO WAYS TO VOTE YOUR PROXY

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK***EASY****IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above.

o    Follow the simple instructions the Voice provides you.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Capstead Mortgage Corporation, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-9397.







            If you vote by Phone, Please do not mail your Proxy Card
                               Please detach here


The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Election of directors:     01  Bevis Longstreth     04  Harriet E. Miers         [ ] Vote FOR       [ ] Vote WITHHELD
                              02  Paul M. Low          05  William R. Smith             all nominees       from all nominees
                              03  Ronn K. Lytle        06  John C. Tolleson

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)     ___________________________________


2. In their discretion, the Proxies are authorized to vote upon such other
   business as may properly come before the meeting.                       [ ] For    [ ] Against       [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED
FOR EACH PROPOSAL.

Address Change? Mark Box [  ]
Indicate changes below:                                          Date
                                                                     ----------------------------------------



                                                                 -----------------------------------------------
                                                                 Signature(s) in Box
                                                                 Please sign exactly as name appears hereon.  Joint
                                                                 owners should each sign.  When signing as attorney,
                                                                 executor, administrator, trustee or guardian
                                                                 please give full title as such.